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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JUNE 24, 1997


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                       LOUIS DREYFUS NATURAL GAS CORP.
             (Exact name of Registrant as specified in its charter)



          OKLAHOMA                     1-12480                  73-1098614
      (State or other           (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification
Number)

 14000 QUAIL SPRINGS PARKWAY
          SUITE 600                                             73134-2600
   OKLAHOMA CITY, OKLAHOMA                                      (Zip code)
    (Address of principal
      executive offices)


      Registrant's telephone number, including area code:  (405) 749-1300

                                 NOT APPLICABLE
                 (former address if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On June 24, 1997, Louis Dreyfus Natural Gas Corp. ("LDNG") entered into an Agreement and Plan of Reorganization (the "Merger Agreement") with American Exploration Company ("American"), a Delaware corporation, pursuant to which American will, subject to the conditions and upon the terms stated therein, merge with and into LDNG Acquisition, Inc., an Oklahoma corporation and a wholly-owned subsidiary of LDNG ("Merger Sub"). Merger Sub will be the surviving corporation in the Merger and shall thereafter change its name to American Exploration Company. In accordance with the Merger Agreement, (i) each share of American Common Stock shall be converted into the right to receive 0.72 shares of LDNG Common Stock and $3.00 cash, and (ii) each share of American Preferred Stock shall be converted into the right to receive one share of LDNG Preferred Stock.

         Consummation of the transactions contemplated in the Merger Agreement is subject to the terms and conditions contained in the Merger Agreement, including, among other things, the receipt of approval of the Merger by the respective shareholders of each of LDNG and American. The Merger and the transactions contemplated by the Merger Agreement will be submitted for approval at meetings of the shareholders of American and LDNG that are expected to take place in the third quarter of 1997. The Merger Agreement is filed as Exhibit 2.1 hereto and its terms are incorporated herein by reference.

         Simultaneously with their execution and delivery of the Merger Agreement, American, LDNG and Louis Dreyfus Natural Holdings Corp., the record owner of 20,000,000 shares of LDNG common stock ("Shareholder"), entered into a Shareholders Agreement whereby Shareholder agreed to vote in favor of the Merger and each related matter recommended by the Board of Directors of LDNG. A copy of the Shareholder Agreement is filed as Exhibit 2.2 hereto and its terms are incorporated herein by reference.

         In connection with the Merger Agreement, LDNG entered into employment or retention agreements with certain members of the management of American which will become effective when the Merger is consummated. Such agreements are filed as Exhibits hereto and are incorporated herein by reference.

         A copy of the press release, dated June 24, 1997, issued by LDNG and American relating to the Merger is attached as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


      EXHIBITS                      TITLE
      --------                      -----

        2.1 Agreement and Plan of Reorganization dated as of June 24, 1997 among Louis Dreyfus Natural Gas Corp., LDNG Acquisition, Inc. and American Exploration Company. (Incorporated by reference to Exhibit 10.1 to Form 8-K dated June 24, 1997, of American Exploration Company.)

        2.2 Shareholders Agreement dated as of June 24, 1997 by and among American Exploration Company, Louis Dreyfus Natural Gas Corp. and Louis Dreyfus Holdings Corp. (Incorporated by reference to Exhibit 10.2 to Form 8-K dated June 24, 1997, of American Exploration Company.)

       10.3 Employment Agreement, dated as of June 24, 1997, between LDNG and Mark Andrews. (Incorporated by reference to Exhibit 10.3 to Form 8-K dated June 24, 1997, of American Exploration Company.)

       10.4 Retention Agreement, dated as of June 24, 1997, between LDNG and Elliott Pew. (Incorporated by reference to Exhibit 10.4 to Form 8-K dated June 24, 1997, of American Exploration Company.)

       10.5 Retention Agreement, dated as of June 24, 1997, between LDNG and T. Frank Murphy. (Incorporated by reference to
                   Exhibit 10.5 to Form 8-K dated June 24, 1997, of American Exploration Company.)

       10.6 Retention Agreement, dated as of June 24, 1997, between LDNG and Cindy L. Gerow. (Incorporated by reference to
                   Exhibit 10.6 to Form 8-K dated June 24, 1997, of American Exploration Company.)

       10.7 Retention Agreement, dated as of June 24, 1997, between LDNG and John M. Hogan. (Incorporated by reference to
                   Exhibit 10.7 to Form 8-K dated June 24, 1997, of American Exploration Company.)

       99.1 Press release issued on June 24, 1997 relating to the Merger Agreement. (Incorporated by reference to Exhibit
                   99.1 to Form 8-K dated June 24, 1997, of American Exploration Company.)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LOUIS DREYFUS NATURAL GAS CORP.



                                     By:/s/ Jeffrey A. Bonney
                                        -------------------------------------
                                        Jeffrey A. Bonney, Vice President and
                                        Chief Accounting Officer

Date:  July 3, 1997